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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807


                                E*TRADE Bond Fund

                        Supplement dated January 5, 2004
                            to the Fund's Prospectus
                     and Statement of Additional Information
               dated May 1, 2003, as supplemented August 22nd, 2003

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This Supplement further updates certain information contained in the above-dated
Prospectus and Statement of Additional Information ("SAI").

At a meeting of the Board of Trustees ("Board") of E*TRADE Funds held on November 21, 2003, the Board approved several changes to the non-fundamental principal investment strategies of the E*TRADE Bond Fund ("Fund"), which were proposed by E*TRADE Asset Management ("ETAM"), the investment adviser to the Fund.

Currently, the first sentence of the fourth paragraph under "PRINCIPAL INVESTMENT STRATEGIES" in the Fund's Prospectus states that "[d]uring normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years." The Board approved changing the term "dollar-weighted average portfolio maturity" to "dollar-weighted average effective portfolio maturity." ETAM expects that this change will provide greater flexibility in managing the Fund's portfolio and will more closely align the maturity parameters of the Fund with those of similar other bond funds. Additionally, due to the current small asset size of the Fund, the Board approved ETAM's recommendation that investing in mortgage-related securities will not be a principal investment strategy for the Fund. However, the Fund will continue to be permitted to invest in mortgaged-related securities. These changes became effective as of December 1, 2003.

PROSPECTUS

I. As a result of the changes to the Fund's investment strategies, the discussion under "PRINCIPAL INVESTMENT STRATEGIES" and "PRINCIPAL RISKS" is replaced in its entirety by the following:

     PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities. The debt securities in which the Fund may primarily invest include, among others: debt securities of domestic companies and U.S. dollar denominated foreign corporate issuers; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities; and short-term debt obligations, including

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     repurchase agreements, commercial paper, and variable rate demand notes.

     ETAM will generally invest in debt securities which are rated at the time of purchase at least BBB by Standard & Poor's ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality. In the event that the credit rating of an investment grade security held by the Fund falls below investment grade (or, in the case of unrated securities, ETAM determines that the quality of the security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security if ETAM believes the investment is appropriate. The Fund may also invest up to 5% of its total assets in debt securities rated below investment grade. In any event, the Fund will seek to maintain an average aggregate quality rating of its portfolio securities of at least A by S&P or Moody's, or an equivalent rating by any other NRSRO or, if unrated securities, of a comparable quality as determined by ETAM.

     ETAM actively manages the maturity of the Fund's portfolio securities, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, ETAM adjusts the maturity of the Fund's assets among the broad sectors of the fixed income market.

     During normal market conditions, the dollar-weighted average effective portfolio maturity of the Fund will not exceed 10 years. The maturities of the debt securities in which the Fund may invest will vary and there are no restrictions on the duration of the Fund's portfolio securities. Effective maturity of a debt security takes into account projected prepayments and call dates, if any, that reduce the stated maturity date of the debt security. In determining a debt security's maturity for purposes of calculating the Fund's dollar-weighted average effective maturity, an estimate of the average time for each debt security's principal to be paid may be used, which can be substantially shorter than the debt security's stated or final maturity.

     Duration is a measure of the weighted average maturity of the debt securities held by the Fund and measures the expected life of a fixed income security. Duration is used to determine the sensitivity of a security's price to changes in interest rates. The longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio with a duration of five years would decline by approximately 5%.

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     OTHER INVESTMENT STRATEGIES

     The Fund may use derivatives (including options, securities index options, swaps and options on futures contracts) for hedging or other protective purposes. The Fund also may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, although there can be no assurances that the Fund's investments will be hedged at any given time or that any hedging transactions will be successful.

     For purposes of realizing additional income, the Fund may lend securities to broker-dealers and other financial institutions deemed by ETAM to be of good standing. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-related securities issued by private issuers and guarantors.

     The Fund may temporarily invest, without limitation, in high-quality money market instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value or to provide liquidity.

     PRINCIPAL RISKS

     Like all funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets and will move up and down in reaction to bond market movements, broader market and economic conditions, or other factors that affect particular securities. This means that you could lose money over short periods, and perhaps over longer periods during extended bond market downturns. There is no assurance that the Fund will achieve its investment objective.

     Asset Class and Security Selection Risks. Whenever the Fund's fixed-income securities perform worse than equity securities, the Fund may perform worse than equity funds. In addition, because of ETAM's choice of portfolio securities, the Fund's specific fixed income securities may also underperform other bond funds or benchmarks that are representative of the general performance of the Fund's fixed-income securities.

     Fixed Income Risks. The Fund's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Fund's fixed income holdings, and adverse market and economic conditions. Other risks that relate specifically to the Fund's fixed income investments include:

     Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. A rise in interest rates causes the value of a

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     bond to decrease, and vice versa. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value as a result of interest rate changes. Changes in interest rates may have a significant effect on the Fund's holding a significant portion of its assets in fixed income securities with long term maturities.

     Credit Risk. Because debt securities, securities loans and repurchase agreements involve a promise by a third party to honor an obligation to the Fund, the Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a securities loan or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or otherwise honor its financial obligations.

     Investment Grade Securities Risk. Debt securities are generally rated by NRSROs. The Fund may invest in debt securities rated "BBB" by S&P or Baa by Moody's or an equivalent rating by any other NRSRO selected by ETAM or, with respect to unrated securities, of similar quality as determined by ETAM. These debt securities are considered investment grade and are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than for debt securities in higher rated categories.

     Prepayment and Extension Risks. The Fund's investments in asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. This is known as prepayment risk. Such repayments are common when interest rates decline. When such a prepayment occurs, no additional interest will be paid on the investment and the Fund would need to reinvest the monies received from the pre-paid securities at the newer, lower interest rates.

     On the other hand, because rising interest rates tend to extend the duration of the asset-backed securities, these securities are even more susceptible to interest rate changes, may exhibit additional volatility and will have reduced returns if the owners of the underlying obligations pay off their obligations later than anticipated. This is known as extension risk.

     U.S. Government Securities Risk. Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the U.S. Government. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those

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     issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National
     Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

     OTHER RISKS

     Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include options, securities index options, swaps and options on futures contracts. The Fund can use derivatives involving U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase the Fund's exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

     Securities Lending Risk. Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless, in the judgment of ETAM, the consideration to be earned from such loans justifies the risk.

     Fixed Income Risks. As discussed above in this Prospectus under the Fund's investments in mortgage-backed securities are subject to the various risks discussed under the heading "Fixed Income Risks," including in particular Prepayment and Extension Risks.

     Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading. However, when appropriate, the Fund will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which could adversely affect Fund performance, and could result in increased taxable gains and income to shareholders.

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     Change in Investment Objective. Although there is no current intention to do so, the Fund's investment objective may be changed by the Board without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

II. In connection with the changes discussed above to the principal investment strategies of the Fund, the Board also approved changing the Fund's benchmark index from the Lehman Brothers Intermediate U.S. Aggregate Index to the Lehman Brothers Intermediate Government/Credit Index, effective January 1, 2004. This change was approved by the Board based on the recommendation of ETAM that the Lehman Brothers Intermediate Government/Credit Index will more accurately reflect the Fund's revised principal investment strategies. As a result:

(a) The reference to the "Lehman Brothers Intermediate U.S. Aggregate Index" in the second sentence under "FUND PERFORMANCE" is changed to "Lehman Brothers Intermediate Government/Credit Index."

(b) Footnote number 2 is added to the "Since Inception" heading in the second column in table titled "Average Annual Total Returns" and the last two rows of the table are replaced with the following:

                                                   One Year      Since Inception
                                               (ended 12/31/02)    (8/13/99)/2/
                                               ----------------    ---------

     Lehman Brothers Intermediate
     Government/Credit Index (current                9.84%            8.91%
     index)/3/

     Lehman Brothers Intermediate U.S.
     Aggregate Index (previous index)/3/             9.49%            9.00%


     /2/ Prior to November 16, 2001, the Fund was a passively managed index fund designed to track the Lehman Brothers Government/Credit Bond Index, which is an unmanaged, composite index of the U.S. bond market containing over 5,300 issues. On November 16, 2001, the Fund became an actively managed fund and changed its benchmark index to the Lehman Brothers Intermediate U.S. Aggregate Index. The Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index comprised of intermediate U.S. investment-grade fixed rate bonds.

     /3/ On November 21, 2003, the Fund's Board determined that, effective January 1, 2004, the Fund's benchmark index should be changed from the Lehman Brothers Intermediate U.S. Aggregate Index to the Lehman Brothers Intermediate Government/Credit Index. ETAM recommended this change in the comparative benchmark because it believes that the Lehman Brothers Intermediate Government/Credit Index provides a more accurate comparative benchmark for the Fund as a result of certain changes to the principal investment strategies. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged, composite index of the U.S. bond market containing over 3,100 issues. An investor cannot invest directly in an index. Index returns assume reinvestment of dividends

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     and, unlike Fund returns, do not reflect any fees or expenses.

SAI

On page 3 of the SAI, the following sentence is added as the first sentence of the third paragraph under the heading "HISTORY OF THE E*TRADE BOND FUND":

     As of January 1, 2004, the Fund changed its benchmark to the Lehman Brothers Intermediate Government/Credit Index.

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You may obtain a copy of the Fund's Prospectus and SAI, as supplemented, without charge, at our website (www.etrade.com). Information on the website is not incorporated by reference into the Prospectus or SAI unless specifically noted.

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